                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              UTILICORP UNITED INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
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     2) Aggregate number of securities to which transaction applies:
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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
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     5) Total fee paid:
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/X/  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
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     2) Form, Schedule or Registration Statement No.:
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     3) Filing Party:
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     4) Date Filed:
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This material is being filed pursuant to Rule 14a-6 and will appear in print media beginning May 7, 1996.

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     TO UTILICORP SHAREHOLDERS:


                             IT'S ABOUT CREDIBILITY


                               THE ULTIMATE VALUE
                           OF THE SHARES BEING CREATED
                          IN THE KCPL/UTILICORP MERGER


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REAL VALUE MUST BE ENDURING. THE FRIENDLY MERGER OF EQUALS BETWEEN KANSAS CITY POWER AND LIGHT COMPANY AND UTILICORP UNITED, INC. CREATES A MARKEDLY DIFFERENT DIVERSIFIED ENERGY COMPANY FOR THE FUTURE. OUR COMPANY'S GROWTH WILL COME BOTH NATIONALLY AND INTERNATIONALLY, AND OUR ASSETS WILL BE DIVERSIFIED ACROSS GEOGRAPHIC AND BUSINESS LINES, THUS MINIMIZING BUSINESS RISK.

WE BELIEVE THE ALLIANCE WILL ACCELERATE GROWTH PROSPECTS AND DELIVER REAL VALUE TO ALL OUR KEY CONSTITUENTS - SHAREHOLDERS, EMPLOYEES, CUSTOMERS AND OUR COMMUNITIES ... NOW, AND FOR THE LONG TERM.


                             OUR PARTNERSHIP IS REAL


                     THE KCPL/UTILICORP MERGER IS CREDIBLE,
                                IT'S ACHIEVABLE,
                               AND IT'S STRATEGIC.


                                UTILICORP UNITED                [UTILICORP LOGO]
                                ----------------
                                   ENERGY ONE


          VOTE YES TO THE KCPL/UTILICORP MERGER ON THE WHITE PROXY CARD

IF YOU NEED ASSISTANCE CALL OUR PROXY SOLICITOR, MORROW AND CO., INC., TOLL FREE, AT 1-800-562-5200. FOR MORE INFORMATION, PLEASE CALL UTILICORP AT 1-800-487-6661, OR VISIT OUR WORLD WIDE WEB SITE AT WWW.UTILICORP.COM.